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                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 12, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of December 1, 2001
                          providing for the issuance of
                                  $809,952,100

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-AR6

      Delaware                  333-67140                  94-2528990
  (State or other              (commission                (IRS Employer
  jurisdiction of              File Number)              Identification
   Incorporation)                                            Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 549-6500






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Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5.   Documents Incorporated by Reference.

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000 prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2001 and for the periods ending September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-K of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001), are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-67140) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to WaMu Mortgage Pass-Through Certificates, Series 2001-AR6, and shall be deemed to be part hereof and thereof.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

                 Exhibit
                 Number

                 23.2 Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with WaMu Mortgage Pass-Through Certificates, Series 2001-AR6.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON MUTUAL MORTGAGE SECURITIES
                                   CORP.

Date: December 11, 2001            By:      /s/ Thomas G. Lehmann
                                            --------------------------
                                            Thomas G. Lehmann
                                            Vice President and
                                            General Counsel